                                                                     EXHIBIT 1.1

                          COINMACH LAUNDRY CORPORATION

                                3,750,000 SHARES

                                  COMMON STOCK

                           (PAR VALUE $.01 PER SHARE)



                        DRAFT OF UNDERWRITING AGREEMENT
                        -------------------------------



                                                             November [  ], 1997


BT Alex. Brown Incorporated
Lehman Brothers Inc.
Raymond James & Associates, Inc.
Wheat, First Securities, Inc.
Jeffries & Company, Inc.
  As Representatives of the
  Several Underwriters
c/o BT Alex. Brown Incorporated
One Bankers Trust Plaza
130 Liberty Street
New York, New York  10006


Ladies and Gentlemen:

          Coinmach Laundry Corporation (the "Company"), a Delaware corporation,
                                             -------
and the persons named in Schedule I annexed hereto (each a "Selling
                                                            -------
Stockholder"), hereby confirm their agreement with you, as set forth below.

          1.  The Securities.  Subject to the terms and conditions herein
              ---------------
contained, the Company proposes to issue and sell to the underwriters named in
Schedule II hereto (the "Underwriters"), for whom you are acting as
                         ------------
representatives (the "Representatives"), an aggregate of 2,500,000 shares of
                      ---------------
common stock, par value $.01 per share, of the Company (the "Common Stock"), and
                                                             ------------
the Selling Stockholders, severally, propose to sell to the Underwriters an aggregate of 1,250,000 shares of Common Stock in the respective amounts set forth opposite their respective names in Schedule I (the aggregate of such 3,750,000 shares of Common Stock is hereinafter referred to as the "Firm
                                                                    ----
Securities").  In addition, solely for the purpose of covering over-allotments,
----------
certain Selling Stockholders propose to grant
to the Underwriters the option, exercisable by the Representatives of the Underwriters, to purchase from the Company up to an additional 562,500 shares of Common Stock in the respective amounts set forth opposite their respective names in Schedule I hereto (the aggregate of such 562,500 shares of Common Stock is hereinafter referred to as the "Additional Securities") as set forth below. The
                                ---------------------
Firm Securities and the Additional Securities that may be sold to the Underwriters are hereinafter collectively referred to as the "Securities."
                                                              ----------

          The Company has filed with the Securities and Exchange Commission (the
"Commission") a registration statement on Form S-3 (File No. 333-    ) and a
 ----------
related preliminary prospectus for the registration of the Securities under the Securities Act of 1933, as amended (the "Act"), and has filed such amendments
                                         ---
thereto, if any, as may have been required prior to the date hereof.

          As used in this Agreement, the term "Registration Statement" means
                                               ----------------------
such registration statement, as amended at the time when it was or is declared effective, including all financial statements and schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Rules and Regulations ("Rule 430A"), if applicable, and included in the
                        ---------
Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means
                                               ----------------------
each prospectus relating to the Securities as filed with such registration statement or any amendment thereto (including the prospectus, if any, included in such registration statement or any amendment thereto at the time it was or is declared effective if declared effective prior to the execution and delivery of this Agreement); and the term "Prospectus" means the prospectus relating to the
                               ----------
Securities as first filed with respect to such registration statement with the Commission pursuant to Rule 430A and Rule 424(b) under the Rules and Regulations ("Rule 424(b)"), if required, or, if no prospectus is required to be filed
  -----------
pursuant to Rule 430A or Rule 424(b), such term means the prospectus included in such registration statement at the time it became or becomes effective; provided
                                                                        --------
that if a revised Prospectus shall be provided to the Underwriters by the Company and the Selling Stockholders for use in connection with the offering and sale of the Securities that differs from the prospectus on file at the Commission at the time such registration statement becomes effective or as first filed under Rule 430A and Rule 424(b), the term "Prospectus" shall refer to the
                                                 ----------
revised prospectus from and after the time it is first provided to the Underwriters for such use. If the Company has filed an abbreviated registration statement to register additional securities pursuant to Rule 462(b) under the Act (the

"Rule 462 Registration Statement") then any reference herein to "Registration
 -------------------------------
Statement" shall be deemed to include such Rule 462 Registration Statement. All references in this Agreement to the Registration Statement, Preliminary Prospectus and Prospectus and to financial statements and schedules and other information that is "contained," "included," "set forth," "described in" or "stated" therein (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is or is deemed to be incorporated by reference therein; and all references in this Agreement to amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that is or is deemed to
                                       ------------
be incorporated by reference therein.

          2.  Representations and Warranties of the Company.  The Company
              ---------------------------------------------
represents and warrants to, and agrees with, each Underwriter that:

          (a) The registration statement originally filed with the Commission with respect to the Securities, including the form of prospectus, together with all amendments thereto, has been prepared by the Company in conformity in all material respects with the requirements of the Act and the rules and regulations (the "Rules and Regulations") of the Commission thereunder and
                       ---------------------
     the Company meets all the requirements for filing on Form S-3. The Registration Statement at the time it was or will be declared effective and at the Closing Date (as hereinafter defined) complies and will comply in all material respects with the requirements of the Act and the Rules and Regulations.

          (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus nor instituted any proceeding for such purpose. When the Registration Statement or any amendment thereto was or is declared effective and on the Closing Date (as hereinafter defined), it did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, and any amendments or supplements thereto on the date first filed with the Commission pursuant to Rule 424(b) (or if not filed, on the date first provided to the Underwriters in connection with the offering and sale of the Securities) and on the Closing Date, (i) complied and will comply in all material respects with the requirements of the Act and the Rules and Regulations, and (ii) did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions in the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto made in reliance upon and in conformity with written information with respect to the Underwriters furnished to the Company through the Representatives specifically for use therein.

          (c) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and the rules and regulations (the "Exchange Act Regulations") of the Commission thereunder, and when read
     -------------------------
     together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto became or become effective and at the Closing Date, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (d) The Company and each of its Subsidiaries (the "Subsidiaries") have
                                                             ------------
     been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective business requires such qualification, except where the failure to be so qualified would not be reasonably expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or business prospects of the Company and its Subsidiaries, taken as a whole (a "Material Adverse Effect"), and have all power and authority necessary
         -----------------------
     to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the Subsidiaries of the Company (other than Coinmach Corporation, a Delaware corporation and a wholly owned Subsidi-ary of the Company) is a "significant Subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.

          (e) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform in all material respects to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each Subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, except as disclosed in the Prospectus.

          (f) Neither the Company nor any of its Subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and, to the actual knowledge of Stephen R. Kerrigan, Mitchell Blatt, Robert M. Doyle or John E. Denson (the "Officers"), no event has
                                                    --------
     occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business.

          (g) The shares of the Common Stock to be sold by the Company and the Selling Stockholders to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable, and will conform to the description thereof contained in the Prospectus.

          (h) The Company has all requisite corporate power and authority to execute and deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

          (i) This Agreement has been duly authorized, executed and delivered by the Company.

          (j) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets; and except for the registration of the Common Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities or "Blue Sky" laws in connection with the purchase and distribution of the Common Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

          (k) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a
                                                     ----
     consistent basis throughout the periods involved. The pro forma financial statements and other pro forma financial information (including the notes thereto) included in the Registration Statement and the Prospectus (i) present fairly the information shown therein, (ii) have been prepared in accordance with the applicable requirements of Rule 11-02 of the Rules and Regulations, (iii) have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and
     (iv) have been properly compiled
     on the basis described therein and the assumptions used in the preparation of the pro forma financial statements and other pro forma financial information (including the notes thereto) and included in the Registration Statement and the Prospectus are reasonable and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

          (l) Ernst & Young, LLP ("E&Y"), who have certified certain financial
                                   ---
     statements of the Company, whose report appears in the Prospectus and who have delivered an initial letter referred to in Section 9(g) hereof, are independent public accountants as required by the Act and the Rules and Regulations.

          (m) The statistical and market-related data included in the Prospectus are based on or derived from sources that the Company and the Subsidiaries believe to be reliable and accurate.

          (n) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business and consistent with past practice, (iii) entered into any transaction not in the ordinary course of business and consistent with past practice or (iv) declared or paid any dividend on its capital stock.

          (o) Except as disclosed in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property or assets of the Company or any of its Subsidiaries is the subject that, if determined adversely to the Company or any of its Subsidiaries, might have a Material Adverse Effect; and to the actual knowledge of the Officers, no such proceedings are threatened by governmental authorities or by others.

          (p) Except as disclosed in the Prospectus, no labor disturbance by the employees of the Company exists or, to the actual knowledge of the Officers, is imminent that might reasonably be expected to have a Material Adverse Effect.

          (q) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in
                                  -----
     ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or
     (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any
     -----
     liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

          (r) Neither the Company nor any of its Subsidiaries, nor any director or officer, nor to the knowledge of any of the Officers, any agent, employee or other person authorized to act on behalf of the Company or any of its Subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (s) The Company (i) makes and keeps accurate books and records in all material respects and (ii) maintains internal accounting controls that provide reasonable assurance that (A) material transactions are executed in accordance with management's authorization and (B) material transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets.

          (t) Except as described in the Registration Statement or the exhibits thereto or in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights that have been waived or satisfied) to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

          (u) Except as described in the Registration Statement or the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Act.

          (v) Neither the Company nor any of its Subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, to the actual knowledge of the Officers, there has not been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its Subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

          (w) (i) Neither the Company nor any of its Subsidiaries owns any real
     property other than [                           ]; (ii) the Company and
     each of its Subsidiaries have marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except as are described in the Prospectus or such as do not materially interfere with the use made and proposed to be made (as described in the Prospectus) of such property by the Company and its Subsidiaries; and (iii) all real property and buildings held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases, except where the failure to so hold real property and buildings under valid, subsisting and enforceable leases would not be reasonably expected to result in a Material Adverse Effect.

          (x) Except as described in the Prospectus, the Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is, in the reasonable judgment of the Company, adequate for the conduct of their respective businesses and the value of their respective properties.

          (y) The Company and each of its Subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and the Officers have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

          (z) Neither the Company nor any Subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

          (aa) None of the Company, the Subsidiaries or an agent acting on their behalf has taken or will take any action that might cause this Agreement or the sale of the Securities to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System.

          (bb) Neither the Company nor any of its officers or directors or affiliates (as defined in the Rules and Regulations) has taken or will take, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or that has constituted or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Securities in violation of the Exchange Act or any applicable rules of the Nasdaq National Market System.

          (cc) The Company has filed, or properly been granted an extension for filing, all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined that has had (nor do the Officers have any actual knowledge of any tax deficiency that might reasonably be expected to have) a Material Adverse Effect.

          (dd) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treat-ment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its Subsidiaries (or, to the actual knowledge of the Officers, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its Subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or that would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action that would not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its Subsidiaries or with respect to which the Officers have actual knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release that would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.


          3.  Representations and Warranties of the Selling Stockholders.  Each
              ----------------------------------------------------------
Selling Stockholder severally represents and warrants to each Underwriter and the Company that:

          (a) Such Selling Stockholder has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Securities to be sold by such Selling Stockholder hereunder. This Agreement and the Power of Attorney attached hereto as Exhibit A have been duly executed and delivered by such Selling Stockholder.

          (b) Such Selling Stockholder will convey good and valid title to the Common Stock to be delivered by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities and claims whatsoever. Certificates in negotiable form for the aggregate number of Securities to be sold by such Selling Stockholder have been placed in custody, under a custody agreement with the Company as custodian, in the form attached hereto as Exhibit B.

          (c) The information with respect to such Selling Stockholder included in the Registration Statement and the Prospectus under the caption "Principal and Selling Stockholders" and "Underwriting" does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

          (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act or otherwise and such as may be required under state securities or the "Blue Sky" laws.

          (e) The performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms and provisions of or constitute a default under or result in the creation or imposition of any lien, charge, or encumbrance upon the assets or properties of such Selling Stockholder, pursuant to any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, letter of credit agreement, bond, debenture, note agreement or other evidence of indebtedness, lease, contract or other agreement or instrument to which such Selling Stockholder is a party or under any statute or under any order, rule or regulation applicable to such Selling Stockholder or of any court or other governmental body.

          (f) The Registration Statement, the Prospectus or any post-effective amendment or supplement thereto will (when they become effective or are filed with the Commission, as the case may be) conform in all material respects to the requirements of the Act and the Rules and Regulations and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (g) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to, or which has constituted, or which might reasonably be expected to cause or result in, the stabilization or manipulation of the price of the Common Stock of the Company and, other than as permitted by the Act or the Exchange Act, such Selling Stockholder will not distribute any prospectus or other offering material in connection with the offering of the Shares.

          (h) Such Selling Stockholder (a) has no reason to believe that the representations and warranties of the Company contained in Section 2 above are not true and correct, (b) is familiar with the Preliminary Prospectus and the Prospectus and (c) has no knowledge of any material fact, condition or information not disclosed in the Preliminary Prospectus and the Prospectus that could reasonable be expected to have a Material Adverse Effect. The sale of the Securities by such Selling Stockholder pursuant hereto is not prompted by any information concerning the Company or the Subsidiaries which is not set forth in the Registration Statement.

          4.  Purchase, Sale and Delivery of the Securities.
              ---------------------------------------------

          (a) On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell and each of the Selling Stockholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the
Company and each of the Selling Stockholders, at a purchase price of $[     ]
per share, the number of Firm Securities (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm Securities to be issued and sold by the Company or sold by each of the Selling Stockholders, as set forth opposite their respective names in Schedule I hereto by a fraction, the numerator of which is the aggregate number of Firm Securities to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule II hereto and the denominator of which is the aggregate number of Firm Securities to be purchased by all of the Underwriters from the Company and all the Selling Stockholders hereunder (subject to adjustment by you to eliminate fractions). The Representatives shall release the Firm Securities for public sale promptly after this Agreement becomes effective. The Representatives may from time to time change the public offering price and other terms of the offering after the initial public offering to such extent as they may determine.

          In addition, upon written notice from you to the Selling Stockholders not more than 30 days from the date hereof, the Underwriters may purchase from time to time all or less than all of the Additional Securities at the purchase price per share to be paid for the Firm Securities. The Selling Stockholders agree to sell to the Underwriters such Additional Securities and the Underwriters agree, severally and not jointly, to purchase such Additional Securities. Such Additional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter's name bears to the total number of shares of Firm Securities (subject to adjustment by you to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the offering of the Firm Securities. This option may be exercised at any time on or before the thirtieth day following the date hereof, by written notice to the Selling Stockholders. Such notice shall set forth the aggregate number of Additional Securities as to which the option is being exercised, and the date and time when the Additional Securities are to be delivered (such date and time being herein referred to as an "Option Closing Date"); provided, however, that no Option
                   -------------------    --------  -------
Closing Date shall be earlier than the Closing Date (as defined below) nor earlier than the second business day after the date on which notice of the exercise of the option shall have been given nor later than the eighth business day after the date on which notice of the option shall have been given. At any Option Closing Date, the Underwriters will purchase from each Selling Stockholder the number of Additional Securities (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Additional Securities to be sold by each of the Selling Stockholders, as set forth opposite their respective names in Schedule I hereto by a fraction, the numerator of which is the aggregate number of Additional Securities to be purchased by the Underwriters on such Option Closing Date and the denominator of which is the aggregate number of Additional Securities. No Additional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Additional Securities or any portion thereof may be surrendered and terminated at any time upon notice by you to the Selling Stockholders.

          (b) Certificates in negotiable form for the total number of Securities to be sold hereunder by the Selling Stockholders have been placed in custody with the Company, as custodian (the "Custodian") pursuant to the Custody
                                     ---------
Agreements executed by the Selling Stockholders for delivery of all Securities. Each Selling Stockholder specifically agrees that the Securities represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement are subject to the interest of the Underwriters hereunder, and that the ar-rangements made by such Selling Stockholder for such custody are to that extent irrevocable, and that the obligations of such Selling Stockholder hereunder shall not be terminable by any act or deed of the Selling Stockholder (or by any other person, or entity, including the Company, the Custodian or the Underwriters) or by operation of law or by the occurrence of any other event or events, except as set forth in the Custody Agreement. If any such event should occur prior to the delivery to the Underwriters of the Securities hereunder, certificates for the Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event had not occurred. The Custodian is authorized to receive and acknowledge receipt of the proceeds of the sale of the Securities held by it against the delivery of such Securities.

          (c) Certificates in definitive form for the Securities that each Underwriter has agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as such Underwriter requests upon notice to the Selling Stockholders at least 48 hours prior to the Closing Date or Option Closing Date, as the case may be, shall be delivered by or on behalf of the Selling Stockholders to the Underwriters, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of same day funds, or such other payment procedures agreed to by the parties, to the account designated by each Selling Stockholder. Such delivery of and payment for the Securities shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, at 9:00 A.M., New York time, on the Closing Date or Option Closing Date, as the case may be, or at such other place, time or date as you, the Company and the Selling Stockholders may agree upon, such time and date of delivery against payment being herein referred to as the "Closing Date" or "Option Closing Date", as the case may be. The Selling Stockholders will make such certificates for the Securities available for checking and packaging by the Underwriters at the offices of BT Alex. Brown Incorporated in New York, New York at least 24 hours prior to the Closing Date or Option Closing Date, as the case may be.

          5.  Offering by the Underwriters.  After the Registration Statement
              ----------------------------
becomes effective, the Underwriters propose to offer for sale to the public the Securities at the price and upon the terms set forth in the Prospectus relating to the Securities.

          6.  Covenants of the Company.  The Company covenants and agrees with
              ------------------------
the Underwriters:

          (a) To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Common Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly all commercially reasonable efforts to obtain its withdrawal.

          (b) To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement) and (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Securities or any other securities relating thereto and if at such time any events shall have occurred as a result of which, in the reasonable judgment of Cahill Gordon & Reindel, outside counsel for the Underwriters, the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Act, to notify the Representatives and, upon their request, to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance.

          (c) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the reasonable judgment of the Representatives, be required by the Act or requested by the Commission.

          (d) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Representatives and counsel for the Underwriters a reasonable amount of time prior to such proposed filing and not to file any such amendment or supplement to which the Representatives or counsel for the Underwriters shall reasonably object.

          (e) To furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

          (f) Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Common Stock for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

          (g) As soon as practicable after the Effective Date, to make generally available to the Company's securityholders and to deliver to the Representatives an earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

          (h) For a period of five years following the Effective Date, to furnish to the Representatives copies of all materials furnished by the Company to its stockholders and all public reports and all reports and financial statements furnished to or filed by the Company with the Commission or to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder.

          (i) Prior to the Closing Date and any Option Closing Date, as the case may be, to furnish to the Representatives, as soon as they have been prepared and are available, a copy of any unaudited interim consolidated financial statements of the Company and any pro forma information for any period subsequent to the period covered by its most recent financial statements included in the Registration Statement and the Prospectus.

          (j) To file with the Nasdaq National Market System all documents and notices required by the Nasdaq National Market System of companies that have issued securities that are traded in the over-the-counter market and quotations for which are reported by the Nasdaq National Market System.

          (k) That the Company will not at any time, directly or indirectly, take any action designed, or that might reasonably be expected, to cause or result in, or that will constitute, stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of any of the Securities in violation of the Exchange Act or any applicable rules of the Nasdaq National Market System.

          (l) To take such steps as shall be reasonably necessary to ensure that neither the Company nor any Subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

          (m) To apply the net proceeds from the sale of the Common Stock being sold by the Company as set forth in the Prospectus.

          (n) During a period of 90 days from the date hereof (the "Lock-up
                                                                    -------
     Period"), the Company will not, without the Representatives' prior written
     ------
     consent, offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or any interests therein, or any securities convertible into, or exchangeable for, shares of Common Stock or rights to acquire the same except for Securities issued pursuant to this Agreement.

          7.  Covenants of Selling Stockholders.  Each Selling Stockholder
              ---------------------------------
agrees with the several Underwriters as follows:

          (a) Such Selling Stockholder will cooperate to the extent necessary to cause the Registration Statement or any post-effective amendment thereto to become effective at the earliest possible time.

          (b) Such Selling Stockholder will use such Selling Stockholder's reasonable best efforts to do or perform all things required to be done or performed by it prior to the Closing Date to satisfy all conditions precedent to the delivery of the Securities.

          (c) During the Lock-up Period such Selling Stockholder will not, without the Representatives' prior written consent, offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or any interests therein, or any securities convertible into, or exchangeable for, shares of Common Stock or rights to acquire the same except for Securities sold pursuant to this Agreement.

          (d) Such Selling Stockholder will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Securities in violation of the Exchange Act or any applicable rules of the Nasdaq National Market System.

          (e) Each Selling Stockholder agrees to notify the Representatives promptly of any information that comes to such Selling Stockholder's attention that would cause such

     Selling Stockholder to have reason to believe that his or its representations, warranties and statements in this Agreement are not accurate in all material respects.

          (f) Except as herein contemplated with respect to the Securities to be included in the Registration Statement, each Selling Stockholder agrees to waive any registration rights to which such Selling Stockholder may be entitled in connection with the public offering herein contemplated.

          8.  Expenses.  The Company agrees to pay all costs and expenses
              --------
incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated, as provided in this Section 8 including all costs and expenses incident to (i) the printing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto and the Registration Statement, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, (ii) the printing (or reproduction) and delivery of this Agreement, the Securities, any Blue Sky Memoranda and all other documents and agreements printed (or reproduced) and delivered in connection with the offering of the Securities, (iii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iv) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company or its Subsidiaries, (v) preparation (including printing), issuance and delivery to the Underwriters of certificates evidencing the Securities, (vi) the qualification of the Securities in the United States and Canada under state securities and "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriters relating thereto, (vii) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (viii) expenses of the Company and its Subsidiaries in connection with any meetings with prospective investors in the Securities, (ix) advertising relating to the offering of the Securities (other than as shall have been specifically approved in writing by the Underwriters to be paid by the Underwriters) and (x) the fees and expenses incurred in connection with the quotation of the Securities on the Nasdaq National Market System. Each Selling Stockholder shall pay the costs and expenses incident to the performance by it of its obligations hereunder and in connection with the offer, sale and delivery of the Securities to be sold by it, including any stock transfer taxes payable upon the sale of such Securities to the Underwriters, the fees and expenses of any counsel retained by it and the underwriting discounts and commissions payable to the Underwriters.

          If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 9 hereof is not satisfied, because this Agreement is terminated pursuant to Section 12 hereof or because of any failure, refusal or inability on the part of the Company, any of the Company's Subsidiaries or any Selling Stockholder to perform all obligations and satisfy all conditions on their respective parts to be performed or satisfied hereunder (other than solely by reason of a default by the Underwriters of its obligations hereunder after all conditions hereunder have been satisfied in accordance herewith), the Company will promptly reimburse the Underwriters upon demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel for the Underwriters) that shall have been incurred by the Underwriters in connection with the proposed purchase and sale of the Securities not so delivered.

          9.  Conditions of the Underwriters' Obligations.  The obligation of
              -------------------------------------------
the Underwriters to purchase and pay for the Firm Securities on the Closing Date and the Additional Securities on each Option Closing Date shall be subject to the following additional conditions:

          (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

          (b) No Underwriter shall have discovered and disclosed to the Company or to the Selling Stockholder on or prior to the Closing Date and each Option Closing Date, as the case may be, that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact that in the reasonable opinion of Cahill Gordon & Reindel, counsel for the Underwriters, is material or omits to state a fact that in the reasonable opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

          (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Common Stock, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

          (d) Anderson Kill & Olick, P.C., as counsel to the Company, shall have furnished to the Representatives its written opinion, addressed to the Underwriters and dated the Closing Date and each Option Closing Date, as the case may be, in form and substance reasonably satisfactory to the Representatives, to the effect that:

               (i) The Company and each of the Subsidiaries have been duly incorporated and are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, and have the corporate power and authority to own or hold their respective properties and to conduct the businesses in which they are currently engaged and as described in the Prospectus.

               (ii) All of the outstanding capital stock of the Company has been duly and validly authorized and issued, is fully paid and non-assessable and conforms to the description thereof contained in the Prospectus. With respect to the shares of Common Stock being delivered pursuant to this Agreement, such Common Stock has been duly and validly authorized and, upon receipt of payment therefor, shall be duly issued, fully paid and non-assessable. The Common Stock conforms to the description thereof contained in the Prospectus. All of the outstanding capital stock of each Subsidiary has been duly and validly authorized and issued and is fully paid, nonassessable and, to such counsel's knowledge, is owned by the Company free and clear of all liens, encumbrances, equities or claims, except for any liens, encumbrances, equities or claims (a) of Bankers Trust Company ("BTCo.") under the Credit Agreement, or (b) which may be described in the Prospectus. The Common Stock has been duly authorized for quotation on the Nasdaq National Market.

               (iii) Except as may be described in the Prospectus, (a) there are no preemptive or other rights in the Company's certificate of incorporation or bylaws to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of Common Stock and (b) to such counsel's knowledge, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of Common Stock in any other agreement or instrument.

               (iv) To such counsel's knowledge, neither the Company nor any of
          the Subsidiaries owns any real property other than [             ].
          To such counsel's knowledge, the Company and each of the Subsidiaries have marketable title to all personal property owned by them, free and clear of all liens, encumbrances and defects, except (A) liens arising
          under that certain Credit Agreement, dated as of [               ],
          between the Company, Coinmach Corporation and the Lenders party thereto, (B) purchase money liens arising in the ordinary course of business, and (C) such liens, encumbrances and defects that do not materially interfere with the use made and proposed to be made, as described in the Registration Statement, of such personal property by the Company or any Subsidiary. To such counsel's knowledge, all real property and buildings held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases, except (A) laundry room or location leases entered into by the Company or any of the Subsidiaries, (B) any real property or buildings the failure to so hold which would not be reasonably expected to result in a Material Adverse Effect, and (C) to the extent that such validity or enforceability may be limited by (1) bankruptcy, insolvency, fraudulent conveyance, preferential transfer, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights and remedies generally; (2) general principles of equity (whether such enforceability is considered in a proceeding in equity or at law), and by the discretion of the court before which any proceeding therefor may be brought, including, without limitation, (x) the possible unavailability of specific performance, injunctive relief or any other equitable remedy, and (y) concepts of materiality, reasonableness, good faith and fair dealing.

               (v) To such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property or assets of the Company or any of the Subsidiaries is the subject that, if determined adversely to the Company or any of the Subsidiaries, might reasonably be expected to have a Material Adverse Effect; and, to such counsel's knowledge, no such proceedings are threatened by governmental authorities or by others except as disclosed in the Prospectus.

               (vi) The Registration Statement was declared effective under the Act; the Prospectus was filed with the Securities and Exchange Commission pursuant to subparagraph (1) of Rule 424(b) of the rules and regulations promulgated under the Securities Act (the "Rules and
                                                                     ---------
          Regulations"); and, to our knowledge, no stop order suspending the
          -----------
          effectiveness of the Registration Statement has been issued and, to our knowledge, no proceeding for that purpose is pending.

               (vii) The Registration Statement and the Prospectus and any further amendments or supplements thereto made by the Company prior to the CLOSING DATE (other than the financial statements and related schedules therein, as to which financial statements and related schedules no opinion need be expressed) comply as to form in all material respects with the requirements of the Act and the Rules and Regulations.

              (viii) To such counsel's knowledge, there are no contracts or other documents that are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act or by the Rules and Regulations that have not been described in the Prospectus or filed as exhibits to the Registration Statement.

               (ix) The Company has full corporate power and authority to enter into this Agreement and this Agreement has been duly authorized, executed and delivered by the Company.

               (x) The issuance and sale of the shares of Common Stock being delivered on the Closing Date and each Option Closing Date, as the case may be, by the

          Company and the Selling Stockholders and the compliance by the Company and the Selling Stockholders with the provisions of the Underwriting Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument, in each such case known to us and to which the Company or any of the Subsidiaries is a party or to which any of the property or assets of the Company or of any of the Subsidiaries is subject, except for any such conflicts, breaches, violations or defaults that would not reasonably be expected to result in a Material Adverse Effect, nor will such actions result in (i) any violation of the provisions of the Second Amended and Restated Certificate of Incorporation of the Company or the Second Amended and Restated By-laws of the Company or the charter or by-laws of any of the Subsidiaries, or (ii) to our knowledge, any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties or assets and which could reasonably be expected to result in a Material Adverse Effect. Except for the registration of the Common Stock under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under or by the Exchange Act, as amended, the Act, the National Association of Securities Dealers, Inc., the Nasdaq National Market and applicable state securities laws in connection with the purchase and distribution of the Common Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of the Underwriting Agreement by the Company and the consummation of the transactions contemplated thereby.

               (xi) To our knowledge and except as may be described in the Registration Statement, there are no contracts, agreements or understandings between the Company or any of the Subsidiaries and any person granting such person the right (other than rights that have been waived or satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement.

              (xii)  The Company is not an "investment company" as defined in
           Section 3(a) of the Investment Company Act.

     Such counsel shall also state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, and representatives of you and your counsel, at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although we did not independently verify, we are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except for the statements made in the Registration Statement under the caption "Description of Capital Stock" and "Shares Eligible for Future Resale" insofar as such statements relate to the Common Stock and concern legal matters), on the basis of the foregoing (relying as to materiality to a large extent upon the statements of officers and other representatives of the Company) no facts have come to our attention that cause us to believe that (i) the Registration Statement, as of the date and time as of which the Registration Statement is declared effective by the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus, as of its date and as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; it being understood that we are not commenting on and express no opinion with respect to the financial statements and related notes thereto, schedules or other financial or statistical data included in or omitted from the Registration Statement, the Prospectus or any amendments or supplements thereto.

          In rendering such opinion, such counsel may rely as to all matters of law other than the law of the United States or of the State of New York and the corporate law of the State of Delaware upon opinions of counsel satisfactory to you, in which case the opinion shall state that they have no reason to believe that you and they are not entitled so to rely.

          (e) The Selling Stockholders shall have furnished to you the opinion of Anderson Kill & Olick, P.C., counsel for the Selling Stockholders, or of such other counsel to the Selling Stockholders as shall be satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters, dated the Closing Date and each Option Closing Date, as the case may be, to the effect that:

               (i) This Agreement, the Powers of Attorney and the Custody Agreement have been duly executed and delivered by the Selling Stockholders.

               (ii) The Selling Stockholders have the power and authority to sell, transfer and deliver in the manner provided in this Agreement the Securities being sold by the Selling Stockholders hereunder.

               (iii) The delivery by the Selling Stockholders to the several Underwriters of certificates for the Securities being sold hereunder by the Selling Stockholders against payment therefor as provided herein, assuming the Representatives purchased the Securities in good faith without knowledge of any adverse claim, will pass good and valid title to such Securities to the several Underwriters, free and clear of all liens, encumbrances, equities and claims whatsoever.

          (f) The Representatives shall have received from Cahill Gordon & Reindel, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and each Option Closing Date, as the case may be, with respect to the issuance and sale of the Common Stock, the Registration Statement, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as such counsel reasonably requests for the purpose of enabling it to pass upon such matters.

          (g) At the time of execution of this Agreement, the Representatives shall have received from E&Y, a letter in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof, (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of E&Y with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

          (h) With respect to the letter of E&Y referred to in the preceding paragraph and delivered to the Representatives concurrently with the execution of this Agreement (the "initial letter"), the Company shall have
                                       --------------
     furnished to the Representatives a letter (the "bring-down letter") of such
                                                     -----------------
     accountants, addressed to the Underwriters and dated the CLOSING DATE, and each Option Closing Date, as the case may be, (i) confirming that they are independent public accountants within the meaning of the Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

          (i) The representations and warranties of the Company and the Selling Stockholders contained in this Agreement shall be true and correct in all material respects on and as of the date hereof and on and as of the Closing Date and each Option Closing Date, as the case may be, as if made on and as of such date and you shall have received certificates, dated as of the Closing Date and each Option Closing Date, as the case may be, and signed by or on behalf of the Selling Stockholders to the effect set forth in this
     Section 9(i); the statements of the Company's officers made pursuant to any certificate delivered in accordance with the provisions hereof shall be true and correct in all material respects on and as of the date made and on and as of the Closing Date and each Option Closing Date, as the case may be; the Company and the Selling Stockholders shall have complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date and each Option Closing Date, as the case may be; and subsequent to the date of the most recent financial statements in the Prospectus, there shall have been no Material Adverse Change or any development involving a prospective Material Adverse Change.

          (j) The sale of the Securities by the Company and the Selling Stockholders hereunder shall not be enjoined (temporarily or permanently) on the Closing Date or any Option Closing Date, as the case may be.

          (k) (i) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or
     (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its Subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the reasonable judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being delivered on the CLOSING DATE and each Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

          (l) The Company shall have furnished to the Representatives a certificate, dated the Closing DATE, and each Option Closing Date, as the case may be, of its Chairman of the Board and Chief Executive Officer and its Senior Vice President and Chief Financial Officer stating that:

               (i) The representations and warranties of the Company in Section 2 that are qualified with reference to a Material Adverse Effect or materiality are true and correct as of the Closing Date and each Option Closing Date, as the case may be; and the representations and warranties of the Company that are not so qualified shall be true and correct in all material respects, in each case as of the Closing Date and each Option Closing Date, as the case may be; the Company has complied in all material respects with all its agreements contained herein; and the conditions set forth in Sections 9(a) and 9(k) have been fulfilled in all material respects; and

               (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion, (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

          (m) Each of the Company and each Selling Stockholder shall have furnished to you "lock-up" letters, in form and substance satisfactory to you, signed by the Company or such Selling Stockholder, as the case may be, prohibiting such persons from offering, selling, contracting to sell or otherwise disposing, directly or indirectly, of any shares of Common Stock or any interests therein, or any securities convertible into, or exchangeable for, shares of Common Stock or rights to acquire the same, during the Lock-up Period, without the prior written consent of the Representatives.

          (n) The Selling Stockholders shall not have failed at or prior to the Closing Date and each Option Closing Date, as the case may be to have performed or complied with any of their agreements herein contained and required to be performed or complied with by them hereunder at or prior to the Closing Date.

          (o) Subsequent to the execution and delivery of this Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt or equity securities.

          (p) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the sole judgment of Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Common Stock being delivered on the Closing Date and each Option Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

          10.  Indemnification and Contribution.
               --------------------------------

          (a) The Company and Golder, Thoma, Cressey, Rauner, Fund IV, L.P.

("GTCR IV") agree jointly and severally to indemnify and hold harmless each
---------
Underwriter, each Selling Stockholder (other than GTCR IV) and each person, if any, who controls any Underwriter or any Selling Stockholder (other than GTCR
IV) within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter, such Selling Stockholder (other than GTCR IV) or such controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

     (i) any untrue statement or alleged untrue statement of any material fact contained in (A) the Registration Statement or any amendment thereto or any Preliminary Prospectus or the Prospectus or any amendments or supplements thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or "Blue Sky" laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or
                                                  -----------

     (ii) the omission or alleged omission to state in such Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter, each Selling Stockholder (other than GTCR IV) and each such controlling person for any reasonable legal or other out-of-pocket expenses reasonably incurred by any such Underwriter, Selling Stockholder (other than GTCR IV) or any such controlling person in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof; provided that the Company will not be liable in any such case
                 --------
to the extent, but only to the extent, that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendments or supplements thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by the Underwriters with respect to the Underwriters, or by the Selling Stockholders (other than GTCR IV) with respect to the Selling Stockholders (other than GTCR IV) specifically, for use therein; provided, further, that the Company will not be
                               --------  -------
liable to any Underwriter if such untrue statement or omission or alleged untrue statement or omission was contained or made in any Preliminary Prospectus and completely corrected in the Prospectus and any such loss, liability, claim, damage or expense suffered or incurred by any Underwriter resulted from any action, claim or suit by any person who purchased Securities that are the subject thereof from any Underwriter and such Underwriter failed to deliver or provide a copy of the Prospectus relating to the Securities to such person with or prior to the confirmation of the sale of such Securities sold to such person in any case where delivery is required by the Act or the Rules and Regulations, unless such failure to deliver or provide a copy of the Prospectus relating to the Securities was a result of noncompliance by the Company with Section 6(c)(ii) of this Agreement. This indemnity agreement will be in addition to any liability that the Company may otherwise have to the indemnified parties. The Company shall not be liable under this Section 10 for any settlement of any claim or action effected without its consent, which shall not be unreasonably withheld.

          (b) Each of Stephen R. Kerrigan, Mitchell Blatt and Robert M. Doyle, officers of the Company (the "Inside Sellers") agree, severally but not jointly,
                              --------------
to indemnify and hold harmless the Company, its directors and officers who signed the Registration Statement, each Underwriter and each person, if any, who controls the Company or any Underwriter within the meaning of Section 15 of the Act of Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, or any such director, officer or underwriter or controlling person may become subject under the Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or necessary to make the statements therein not misleading; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company or any such director, officer or Underwriter or controlling person in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof; provided, that each Inside Seller shall not be liable under this
         --------
Section 10 for any amounts in excess of the product of the purchase price per share set forth in Section 4 hereof and the number of shares being sold by such Inside Seller hereunder. This indemnity agreement will be in addition to any liability that the Inside Seller may otherwise have to the indemnified parties. No Inside Seller shall be liable under this Section 10 for any settlement of any claim or action effected without its consent, which shall not be unreasonably withheld.

          (c) Each Selling Stockholder other than GTCR IV and the Inside Sellers (the "Other Sellers") severally agrees to indemnify and hold harmless the
      -------------
Company, each of its directors and each of its officers who signed the Registration Statement, each Selling Stockholder and each person, if any, who controls the Underwriters, the Company or any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which such Underwriter, the Company, or any such director, officer or Selling Stockholder or controlling person may become subject under the Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or any Underwriter by such Other Sellers specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by such Underwriter, the Company or any such director, officer or Selling Stockholder or controlling person in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof; provided, that each Other
                                                       --------
Seller shall not be liable under this Section 10 for any amounts in excess of the product of the purchase price per share set forth in Section 4 hereof and the number of shares being sold by such Other Seller hereunder. This indemnity agreement will be in addition to any liability that the Underwriters may otherwise have to the indemnified parties. No Underwriter shall be liable under this Section 10 for any settlement of any claim or action effected without its consent, which shall not be unreasonably withheld.

          (d) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors and each of its officers who signed the Registration Statement, each Selling Stockholder and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the

Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company, or any such director, officer or Selling Stockholder or controlling person may become subject under the Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or
(ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company or any such director, officer or Selling Stockholder or controlling person in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Underwriters may otherwise have to the indemnified parties. No Underwriter shall be liable under this Section 10 for any settlement of any claim or action effected without its consent, which shall not be unreasonably withheld.

          (e) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 10, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party otherwise than under this Section 10. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided that if the defendants in any
                        --------
such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, then the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 10 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by any Underwriter, in the case of paragraphs (a), (b) and (c) of this Section 10, or the Company and the Selling Stockholders, in the case of paragraph (d) of this Section 10, representing the indemnified parties under such paragraph (a), (b), (c) or (d), as the case may be, who are parties to such action or actions), (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party or
(iii) the indemnifying party shall have failed to assume the defense or retain counsel reasonably satisfactory to the indemnified party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

          (f) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 10 is for any reason unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemni-
fied party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriter's discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders and (y) the total underwriting discounts and commissions received by the Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by an indemnified party or parties on the one hand, or the indemnifying party or parties on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company, the Selling Stockholders and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Company and the
              --------
Selling Stockholders on the one hand and the Underwriters on the other hand were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (f). Notwithstanding any other provision of this paragraph (f), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the total underwriting discounts and commissions received by such Underwriter under this Agreement, less the aggregate amount of any damages that such Underwriter has otherwise paid or been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding any other provision of this paragraph (f), no Selling Stockholder (other than GTCR IV) shall be liable under this Section 10 for any amounts in excess of the product of the purchase price per share set forth in Section 4 and the number of shares being sold by such Selling Stockholder hereunder. For purposes of this paragraph
(f), each person, if any, who controls an Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each director of the Company, and each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company or such Selling Stockholder, as the case may be.

          11.  Survival Clause.  The respective representations, warranties,
               ---------------
agreements, covenants, indemnities and other statements of the Company, the Company's officers, the Selling Stockholders and the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or any of its officers or directors or any Selling Stockholder, the Underwriters or any controlling person referred to in Section 10 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 8 and 10 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

          12.  Termination.
               -----------

          (a) This Agreement may be terminated in the sole discretion of the Representatives by notice to the Company and the Selling Stockholders, given prior to the Closing Date or Option Closing Date, as the case may be, in the event that the Company or any of the Selling Stockholders shall have failed, refused or become unable to perform all obligations and satisfy all conditions on their respective parts to be performed or satisfied hereunder at or prior thereto or if, at or prior to the Closing Date or Option Closing Date, as the case may be, any of the events described in Section 9(k), 9(o) or 9(p) shall have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

          (b) Termination of this Agreement pursuant to this Section 12 shall be without liability of any party to any other party except as provided in Section 11 hereof.

          13.  Increase in Underwriters' Commitments.  If any Underwriter shall
               -------------------------------------
default in its obligation to take up and pay for the Securities to be purchased by it hereunder on the Closing Date or any Option Closing Date and if the amount of Securities that all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Securities that the Underwriters are obligated to purchase on the Closing Date or Option Closing Date, as the case may be, the non-defaulting Underwriters shall take up and pay for (in addition to the Securities they are obligated to purchase pursuant to Section 1 hereof) the number of Securities agreed to be purchased by all such defaulting Underwriters on the Closing Date or Option Closing Date, as the case may be, as hereinafter provided. Such Securities shall be taken up and paid for by such non-defaulting Underwriter or Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Securities shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the
                                                --- ----
aggregate amount of Securities set opposite the names of such non-defaulting Underwriters in Schedule II.

          If a new allocation is made in accordance with the foregoing provision, you shall have the right to postpone the Closing Date or Option Closing Date, as the case may be, for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected.

          The term Underwriter as used in this agreement shall refer to and include any Underwriter substituted under this Section 13 with like effect as if such substituted Underwriter had originally been named in Schedule II.

          If the amount of Securities that all Underwriters so defaulting shall have agreed but failed to take up and pay for exceeds 10% of the total number of Securities that the Underwriters are obligated to purchase on the Closing Date or Option Closing Date, as the case may be, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter (provided that if such default occurs with respect to Additional Securities after the Closing Date, this Agreement will not terminate as to the Firm Securities).

          14.  Information Supplied by the Underwriters and Selling
               ----------------------------------------------------
Stockholders.

          (a) The statements set forth in the last paragraph on the front cover page of the Prospectus relating to the Securities and the first, second, fourth, ninth and last paragraphs under the heading "Underwriting" in the Prospectus relating to the Securities (to the extent such statements relate to the Underwriters) constitute the only information furnished by the Underwriters to the Company and the Selling Stockholders for the purposes of Sections 2(b), 10(a) and 10(d) hereof. Each Underwriter confirms that such statements, to the extent such statements relate to each such Underwriter, are correct in all material respects.

          (b) The number of shares of Common Stock beneficially owned by the Other Sellers prior to and after the offering of the Securities and footnotes in Table 1 under the heading "Principal and Selling Stockholders" in the Prospectus constitute the only information furnished by the Other Sellers to the Company and the Underwriters for the purposes of Section 10 (c) hereof. Each Other Seller confirms that such information, to the extent such statements relate to each Other Seller, is correct in all material respects.

          15.  Notices.  All communications hereunder shall be in writing and,
               -------
if sent to the Underwriters, shall be mailed or delivered or telecopied and confirmed in writing to the Representatives in care of BT Alex. Brown Incorporated, One Bankers Trust Plaza, 130 Liberty Street, New York, New York 10006, Attention: Corporate Finance Department, and if sent to any Selling Stockholder, to such Selling Stockholder in care of the Company and if sent to the Company, shall be mailed, delivered or telegraphed and confirmed in writing to Coinmach Laundry Corporation, 55 Lumber Road, Roslyn, New York 11576,
Attention:  Chief Financial Officer.

          16.  Successors.  This Agreement shall inure to the benefit of and be
               ----------
binding upon the Underwriters, the Company and the Selling Stockholders and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained. This Agreement and all conditions and provisions hereof are intended to be and are for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company and the Selling Stockholders contained in Section 10 of this Agreement shall also be for the benefit of any person or persons who control the Underwriters within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriters contained in Section 10 of this Agreement shall also be for the benefit of the directors of the Company, the Company's officers who have signed the Registration Statement, the Selling Stockholders and any person or persons who control the Company or the Selling Stockholders within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from the Underwriters will be deemed a successor because of such purchase.

          17.  APPLICABLE LAW.  THE VALIDITY AND INTERPRETATION OF THIS
               --------------
AGREEMENT, AND THE TERMS AND CONDITIONS SET FORTH HEREIN, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

          18.  Counterparts.  This Agreement may be executed in two or more
               ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, the Selling Stockholders and the Underwriters.


                              Very truly yours,


                              COINMACH LAUNDRY CORPORATION


                              By:  __________________________
                                  Name:
                                  Title:


                              SELLING STOCKHOLDERS,

                              by [                    ],
                              as agent and on behalf of
                              each Selling Stockholder


                              By:  __________________________
                                  Name:
                                  Title:


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

BT ALEX. BROWN INCORPORATED
Lehman Brothers Inc.
Raymond James & Associates, Inc.
Wheat, First Securities, Inc.
Jeffries & Company, Inc.

Acting on behalf of themselves and as
  the Representatives of the several
  Underwriters named in Schedule II hereto.

By   BT ALEX. BROWN INCORPORATED

By
   ------------------------------
  Name:
  Title:

                                   SCHEDULE I


                          COINMACH LAUNDRY CORPORATION

                              Selling Stockholders



                                                                  Number of
                                Number of Firm                    Additional
Name/Entity                       Securities                      Securities
-----------                       ----------                      ----------

                                  SCHEDULE II



                                                     Number of
                                                     Shares to
              Underwriter                          Be Purchased
              -----------                          ------------

BT Alex. Brown Incorporated ......................

Lehman Brothers Inc. .............................

Raymond James & Associates, Inc. .................

Wheat, First Securities, Inc. ....................

Jeffries & Company Inc. ..........................
                                                     _________


Total                                                3,750,000
                                                     ---------